UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 22, 2003
                                                    --------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                       1-7724                39-0622040
           --------                       ------                ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------


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Item 7.   Financial Statements and Exhibits
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(c) Exhibits

       99       Press Release of Snap-on Incorporated, dated April 22, 2003.

Item 9.   Regulation FD Disclosure
-------   ------------------------

On April 22, 2003, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Reports $0.37 in EPS for the First Quarter; Strong Cash Flow from Operational Fitness Initiatives Continues." The text of the press release is incorporated herein by reference. The press release is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SNAP-ON INCORPORATED



Date:  April 22, 2003         By: /s/ Martin M. Ellen
                                 ---------------------------------------------
                                 Martin M. Ellen, Principal Financial Officer, Senior Vice President - Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
99                   Press Release of Snap-on Incorporated, dated April 22, 2003